                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                Brett Hendrickson

Address:                             2305 Cedar Springs Rd.
                                     Suite 420
                                     Dallas, TX 75201

Date of Event Requiring Statement:   07/01/2020